Exhibit 10.47

Employee Stock Ownership Plan of

Dime Community Bancshares, Inc. and Certain Affiliates

Amendment Number Five

Amendment Number Five to the Employee Stock Ownership Plan of Dime Community Bancshares, Inc. and Certain Affiliates (the "ESOP).

The ESOP is hereby amended as follows:

All references in the ESOP to “The Dime Savings Bank of Williamsburgh” or the “Bank” shall be deemed to refer to “Dime Community Bank”.

This Amendment to the ESOP is effective as of_______________, 2016 and was executed on _______________, 2016.

DIME COMMUNITY BANCSHARES, INC.